Impact of changes in global operating and economic environment	12 Months Ended
Jun. 30, 2023
Impact of changes in global operating and economic environment [Abstract]
Impact of changes in global operating and economic environment	Impact of changes in global operating and economic environment
Covid-19
Although the disruption caused by Coronavirus (Covid-19) has diminished significantly worldwide, Harmony still maintains a precautionary approach to infectious disease control. Harmony is actively monitoring and managing the supply of critical items to ensure that production is not affected, thereby ensuring the company remains in a position to manage Covid-19 as part of normal day-to-day activities.

In South Africa, the national lockdown that began on 27 March 2020 to curb the spread of the Coronavirus came to an end during April 2022. This led to the discontinuance of all Covid-19 regulations which had been put in place. In Papua New Guinea, where the Hidden Valley operation is located, significant decreases in positive cases have been experienced for the first part of the 2022 calendar year. In 2021, the group had been able to carry out its operations in Papua New Guinea during the state of emergency which had been imposed by the government.

Cost and inflationary pressures
During the 2023 financial year, Harmony continued to experience heightened input costs driven by inflationary pressures. The effect has been especially pronounced on certain key items such as oil (directly affecting diesel supply and cost), electricity and certain chemical reagents used by treatment plants. Refer to note 6. The announcement by the energy regulator in South Africa, NERSA, of a 18.65% tariff hike in electricity is incorporated into the 2023/2024 budgeting and forecasting process. This brings further impetus to Harmony's renewable energy programme.

The cost inflation seen in 2023 started during the second half of the 2022 financial year, driven by inflationary pressures related to global supply chain constraints due to the Covid-19 pandemic, which was then further exacerbated by Russia’s invasion of Ukraine. These cost pressures had an impact on, among others, the FY23 budget and life-of-mine planning process, determination of deferred tax rates for the group’s mining entities and impairment assessments performed for the group’s cash generating units. Refer to notes 12 and 15 respectively for further disclosure.

Interest rates
Over the past year, central banks globally have been increasing interest rates as a measure of combating rising inflation. In the current financial year, the US Federal Reserve raised interest rates by 350 basis points (2022: 150 basis points) (2021: no increase/decrease), while the South African Reserve Bank (SARB) similarly raised the repurchase interest rate by 350 basis points (2022: 125 basis points) (2021: 25 basis points decrease). This contributed to increased finance costs and investment income for the 2023 financial year (refer to notes 10 and 11). The increase in interest rates also contributed to higher bond yields in the market, which affected the risk-free rates used for discounting of the provision for environmental rehabilitation (refer to note 26) and the provision for silicosis settlement (refer to note 27).

Commodity prices and exchange rates
Gold traded within a range of US$1 622/oz and US$2 051/oz (2022: US$1 726/oz and US$2 052/oz) (2021: US$1 681/oz and US$2 063/oz) during the current financial year, reaffirming its safe haven status with investors during times of global uncertainty and market volatility. These uncertainties have also resulted in increased volatility in the R/US$ and R/A$ exchange rates. The currencies traded in ranges of R16.17/US$1 to R19.81/US$1 (2022: R14.15/US$1 to R16.30/US$1) (2021: R13.43/US$1 to R17.68/US$1) and R11.19/A$1 to R12.94/A$1 (2022: R10.43/A$1 to R11.63/A$1) (2021: R10.41/A$1 to R12.66/A$1) during the current financial year. These movements in the currencies expose the group's operations to foreign currency gains and losses on foreign-denominated receivables and liabilities, including derivatives, and also impact the group’s translation of its international operating results and net assets into its Rand presentation currency, which resulted in a foreign exchange translation gain of R1.1 billion for the 2023 year (2022: R742 million) (2021: R1.2 billion loss).

As part of the underlying assumptions used in valuing certain line items, management used a consensus of market analysts’ forecasts in determining short-, medium- and long-term commodity prices and exchange rates. These economic assumptions are used in certain fair value calculations. Based on the consensus forecasts used, a marked increase was seen in US$ gold price and R/US$ exchange rate assumptions applied. Refer to note 15 for disclosed assumptions.

ESG and climate change-related financial disclosures
Due to the increased focus on sustainability, Environmental, Social and Governance (ESG) matters and climate change, various regulators have released guidance or proposed regulations for required disclosures.

During March 2022, the Securities and Exchange Commission (SEC) issued proposed rules that are intended to provide more consistent, comparable and reliable information so that investors can better evaluate the impact of climate-related matters on entities. The comment period on the proposed rules have closed and the SEC is evaluating comment letters received. The SEC’s proposed rules are expected to affect the information reported as “other information” by entities and may include specific requirements on assurance of certain ESG key performance indicators. However, the SEC’s proposal included certain disclosures in the financial statements. It is unknown at this stage if these will be retained in the final regulation.
Management will continue to monitor announcements made that will affect the reporting by the group